Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, the undersigned agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including any and all amendments thereto) with respect to the common shares of beneficial interest of RAIT Financial Trust, and further agree that this Joint Filing Agreement shall be included as an Exhibit to such joint filings.

The undersigned further agree that each party hereto is responsible for the timely filing of such statement on Schedule 13G and any amendments thereto, and for the accuracy and completeness of the information concerning such party contained therein; provided, however, that no party is responsible for the accuracy or completeness of the information concerning any other party, unless such party knows or has reason to believe that such information is inaccurate.

This Joint Filing Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Joint Filing Agreement as of February 13, 2018.

HIGHLAND FUNDS II, on behalf of its series Highland Global Allocation Fund

	By:	/s/ Frank Waterhouse
Name: Frank Waterhouse
Title: Authorized Signatory

HIGHLAND FUNDS II, on behalf of its series Highland Small-Cap Equity Fund

	By:	/s/ Frank Waterhouse
Name: Frank Waterhouse
Title: Authorized Signatory

HIGHLAND CAPITAL MANAGEMENT FUND ADVISORS, L.P.

By:	Strand Advisors XVI, Inc., its general partner

	By:	/s/ Frank Waterhouse
Name: Frank Waterhouse
Title: Authorized Signatory

STRAND ADVISORS XVI, INC.

	By:	/s/ Frank Waterhouse
Name: Frank Waterhouse
Title: Authorized Signatory

NEXPOINT REAL ESTATE STRATEGIES FUND

	By:	/s/ Brian Mitts
Name: Brian Mitts
Title: Authorized Signatory

NEXPOINT ADVISORS, L.P.

By:	NexPoint Advisors GP, LLC, its general partner

	By:	/s/ Frank Waterhouse
Name: Frank Waterhouse
Title: Authorized Signatory

NEXPOINT ADVISORS GP, LLC

	By:	/s/ Frank Waterhouse
Name: Frank Waterhouse
Title: Authorized Signatory

HIGHLAND SELECT EQUITY MASTER FUND, L.P.

By:	Highland Select Equity Fund GP, L.P., its general partner

By:	Highland Select Equity GP, LLC, its general partner

By:	Highland Capital Management, L.P., its sole member

By:	Strand Advisors, Inc., its general partner

	By:	/s/ Scott Ellington
Name: Scott Ellington
Title: Authorized Signatory

HIGHLAND SELECT EQUITY FUND GP, L.P.

By:	Highland Select Equity GP, LLC, its general partner

By:	Highland Capital Management, L.P., its sole member

By:	Strand Advisors, Inc., its general partner

	By:	/s/ Scott Ellington
Name: Scott Ellington
Title: Authorized Signatory

HIGHLAND SELECT EQUITY GP, LLC

By:	Highland Capital Management, L.P., its sole member

By:	Strand Advisors, Inc., its general partner

	By:	/s/ Scott Ellington
Name: Scott Ellington
Title: Authorized Signatory

HIGHLAND CAPITAL MANAGEMENT, L.P.

By:	Strand Advisors, Inc., its general partner

	By:	/s/ Scott Ellington
Name: Scott Ellington
Title: Authorized Signatory

STRAND ADVISORS, INC.

	By:	/s/ Scott Ellington
Name: Scott Ellington
Title: Authorized Signatory

/s/ James D. Dondero
James D. Dondero

/s/ Matt McGraner
Matt McGraner